Exhibit 99.1

PRO FORMA FINANCIAL DATA

The following unaudited pro forma financial data reflects Atlas America, Inc.’s (the “Company”) historical results as adjusted on a pro forma basis to give effect to Atlas Pipeline Partner, L.P.’s (“Atlas Pipeline”) May 2009 disposition of its NOARK gas gathering and interstate pipeline system (“NOARK”), its June 2009 disposition of the Appalachia gas gathering system (“Appalachia system”) and the associated repayments of debt from the net proceeds of the dispositions. The estimated adjustments to give effect to Atlas Pipeline’s dispositions of NOARK and the Appalachia system and the associated repayments of debt from the net proceeds of the dispositions are described in the notes to the unaudited pro forma financial data.

The unaudited pro forma condensed consolidated balance sheet information reflects Atlas Pipeline’s dispositions of NOARK and the Appalachia system as if they occurred as of March 31, 2009, and the unaudited pro forma condensed consolidated statements of operations information for the three months ended March 31, 2009 and 2008 and the twelve months ended December 31, 2008, 2007 and 2006 reflect the transactions as if they occurred as of the beginning of the respective period.

The unaudited pro forma condensed consolidated balance sheet and the pro forma condensed consolidated statements of operations were derived by adjusting the Company’s historical consolidated financial statements. However, management believes that the adjustments provide a reasonable basis for presenting the significant effects of the transactions described above. The unaudited pro forma financial data presented are for informational purposes only and are based upon available information and assumptions that management believes are reasonable under the circumstances. You should not construe the unaudited pro forma financial data as indicative of the financial position or results of operations that the Company would have achieved had the transactions been consummated on the dates assumed. Moreover, they do not purport to represent the Company’s consolidated financial position or results of operations for any future date or period.

The unaudited pro forma condensed consolidated balance sheet and the pro forma condensed consolidated statements of operations include the Company’s historical consolidated financial statements, which have been adjusted to reflect the adoption of Statement of Financial Accounting Standards No. 160, “Non-controlling Interests in Consolidated Financial Statements-an amendment of ARB No. 51” (“SFAS No. 160”). SFAS No. 160 amends ARB No. 51 to establish accounting and reporting standards for the non-controlling interest (minority interest) in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a non-controlling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. SFAS No. 160 also requires consolidated net income to be reported and disclosed on the face of the consolidated statement of operations at amounts that include the amounts attributable to both the parent and the non-controlling interest. The Company adopted the requirements of SFAS No. 160 on January 1, 2009.

ATLAS AMERICA, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

MARCH 31, 2009

(in thousands)

	Historical	NOARK	NOARK Disposition Adjustments		Appalachia System	Appalachia System Disposition Adjustments		Pro Forma
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$87,401	$(75)	$294,500	(a)	$—	$87,795	(d)	$87,326
			(294,500	)(b)	—	(87,795	)(e)
Accounts receivable	147,158	(6,680)	—		(158)	—		140,320
Current portion of derivative asset	144,435	—	—		—	—		144,435
Prepaid expenses and other	27,729	(205)	—		(6)	—		27,518
Prepaid and deferred income taxes	20,038	—	—		—	—		20,038

Total current assets	426,761	(6,960)	—		(164)	—		419,637

PROPERTY, PLANT AND EQUIPMENT, NET	4,071,816	(240,940)	—		(106,259)	—		3,724,617
LONG-TERM DERIVATIVE ASSET	98,132	—	—		—	—		98,132
GOODWILL, NET	35,166	—	—		—	—		35,166
INTANGIBLES, NET	190,799	—	—		—	—		190,799
INVESTMENT IN JOINT VENTURE	—	—	—		—	78,818	(d)	78,818
OTHER ASSETS, NET	54,757	(23)	(2,267	)(c)	—	(26	)(f)	52,441

	$4,877,431	$(247,923)	$(2,267)		$(106,423)	$78,792		$4,599,610

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$154,274	$(2,349)	$—		$(2,065)	$—		$149,860
Liabilities associated with drilling contracts	30,276	—	—		—	—		30,276
Accrued producer liabilities	39,618	(573)	—		—	—		39,045
Current portion of derivative liability to Partnerships	39,864	—	—		—	—		39,864
Current portion of derivative liability	71,103	—	—		—	—		71,103
APL preferred unit redemption obligation	15,000	—	—		—	—		15,000
Accrued liabilities	123,290	(3,547)	—		(45)	—		119,698
Income taxes payable	—	—	6,000	(a)	—	6,800	(d)	12,800
Advances from affiliate	385	—	—		—	—		385

Total current liabilities	473,810	(6,469)	6,000		(2,110)	6,800		478,031

LONG-TERM DERIVATIVE LIABILITY TO PARTNERSHIPS	25,049	—	—		—	—		25,049
LONG-TERM DERIVATIVE LIABILITY	25,542	—	—		—	—		25,542
LONG-TERM DEBT	2,515,875	—	(294,500	)(b)	—	(87,795	)(e)	2,133,580
DEFERRED TAX LIABILITY	247,355	—	(3,457	)(a)	—	(3,820	)(d)	240,078
OTHER LONG-TERM LIABILITIES	50,265	—	—		—	—		50,265

STOCKHOLDERS’ EQUITY:
Common stock	426	—	—		—	—		426
Additional paid-in capital	413,815	—	—		—	—		413,815
Equity	—	(241,454)	241,454	(a)	(104,313)	104,313	(d)	—
Treasury stock, at cost	(143,403)	—	—		—	—		(143,403)
Accumulated other comprehensive income	44,591	—	—		—	—		44,591
Retained earnings	127,373	—	3,592	(a)	—	4,225	(d)	134,925
			(262	)(c)	—	(3	)(f)

	442,802	(241,454)	244,784		(104,313)	108,535		450,354
Non-controlling interests	1,096,733	—	46,911	(a)	—	55,095	(d)	1,196,711
			(2,005	)(c)	—	(23	)(f)

Total stockholders’ equity	1,539,535	(241,454)	289,690		(104,313)	163,607		1,647,065

	$4,877,431	$(247,923)	$(2,267)		$(106,423)	$78,792		$4,599,610

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

ATLAS AMERICA, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31, 2009

(in thousands, except per share data)

	Historical	NOARK	NOARK Disposition Adjustments		Appalachia System	Appalachia System Disposition Adjustments		Pro Forma
REVENUE:
Well construction and completion	$112,368	$—	$—		$—	$—		$112,368
Gas and oil production	71,943	—	—		—	—		71,943
Transmission, gathering and processing	179,673	(16,005)	—		(10,547)	2,674	(k)	155,795
Administration and oversight	3,853	—	—		—	—		3,853
Well services	5,093	—	—		—	—		5,093
Gain on mark-to-market derivatives	316	—	—		—	—		316

Total revenue	373,246	(16,005)	—		(10,547)	2,674		349,368

COSTS AND EXPENSES:
Well construction and completion	95,397	—	—		—	—		95,397
Gas and oil production	11,286	—	—		—	—		11,286
Transmission, gathering and processing	157,277	(4,750)	—		(3,307)	—		149,220
Well services	2,424	—	—		—	—		2,424
General and administrative	27,755	(1,036)	—		—	—		26,719
Net expense reimbursement - affiliate	482	—	—		—	—		482
Depreciation, depletion and amortization	52,707	(2,012)	—		(1,782)	—		48,913

Total costs and expenses	347,328	(7,798)	—		(5,089)	—		334,441

OPERATING INCOME	25,918	(8,207)	—		(5,458)	2,674		14,927

OTHER INCOME (EXPENSE):
Interest expense	(34,646)	26	2,345	(g)	—	633	(l)	(33,935)
			(2,267	)(h)	—	(26	)(m)
Other, net	4,880	—	—		—	—		4,880

Total other expense, net	(29,766)	26	78		—	607		(29,055)

(Loss) income before income taxes	(3,848)	(8,181)	78		(5,458)	3,281		(14,128)
Income tax benefit (expense)	(2,993)	—	367	(i)	—	98	(n)	(2,528)

Net (loss) income	(6,841)	(8,181)	445		(5,458)	3,379		(16,656)
Loss attributable to non-controlling interests	11,484	—	7,166	(j)	—	1,926	(o)	20,576

Net (loss) income attributable to common shareholders	$4,643	$(8,181)	$7,611		$(5,458)	$5,305		$3,920

Net income attributable to common shareholders per share:
Basic	$0.12							$0.10

Diluted	$0.11							$0.09

Weighted average common shares outstanding:
Basic	39,281							39,281

Diluted	42,278							42,278

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

ATLAS AMERICA, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31, 2008

(in thousands, except per share data)

	Historical	NOARK	NOARK Disposition Adjustments		Appalachia System	Appalachia System Disposition Adjustments		Pro Forma
REVENUE:
Well construction and completion	$104,138	$—	$—		$—	$—		$104,138
Gas and oil production	76,226	—	—		—	—		76,226
Transmission, gathering and processing	385,326	(16,371)	—		(10,332)	3,054	(k)	361,677
Administration and oversight	5,017	—	—		—	—		5,017
Well services	4,798	—	—		—	—		4,798
Loss on mark-to-market derivatives	(88,781)	—	—		—	—		(88,781)

Total revenue	486,724	(16,371)	—		(10,332)	3,054		463,075

COSTS AND EXPENSES:
Well construction and completion	90,555	—	—		—	—		90,555
Gas and oil production	10,668	—	—		—	—		10,668
Transmission, gathering and processing	295,532	(4,338)	—		(2,757)	—		288,437
Well services	2,412	—	—		—	—		2,412
General and administrative	21,008	(828)	—		—	—		20,180
Net expense reimbursement - affiliate	250	—	—		—	—		250
Depreciation, depletion and amortization	43,652	(1,796)	—		(1,343)	—		40,513
Asset impairment	3,981	(3,981)	—		—	—		—

Total costs and expenses	468,058	(10,943)	—		(4,100)	—		453,015

OPERATING INCOME	18,666	(5,428)	—		(6,232)	3,054		10,060

OTHER INCOME (EXPENSE):
Interest expense	(34,098)	(370)	4,776	(g)	—	1,306	(l)	(30,679)
			(2,267	)(h)	—	(26	)(m)
Other, net	2,030	—	—		—	—		2,030

Total other expense, net	(32,068)	(370)	2,509		—	1,280		(28,649)

(Loss) income before income taxes	(13,402)	(5,798)	2,509		(6,232)	4,334		(18,589)
Income tax benefit (expense)	(3,841)	—	131	(i)	—	62	(n)	(3,648)

Net (loss) income	(17,243)	(5,798)	2,640		(6,232)	4,396		(22,237)
Loss attributable to non-controlling interests	23,665	—	2,939	(j)	—	1,733	(o)	28,337

Net (loss) income attributable to common shareholders	$6,422	$(5,798)	$5,579		$(6,232)	$6,129		$6,100

Net income attributable to common shareholders per share:
Basic	$0.16							$0.15

Diluted	$0.15							$0.15

Weighted average common shares outstanding:
Basic	40,324							40,324

Diluted	42,067							42,067

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

ATLAS AMERICA, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2008

(in thousands, except per unit data)

	Historical	NOARK	NOARK Disposition Adjustments		Appalachia System	Appalachia System Disposition Adjustments		Pro Forma
REVENUE:
Well construction and completion	$415,036	$—	$—		$—	$—		$415,036
Gas and oil production	311,850	—	—		—	—		311,850
Transmission, gathering and processing	1,446,650	(62,438)	—		(47,747)	13,210	(k)	1,349,675
Administration and oversight	19,362	—	—		—	—		19,362
Well services	20,482	—	—		—	—		20,482
Loss on mark-to-market derivatives	(63,480)	—	—		—	—		(63,480)

Total revenue	2,149,900	(62,438)	—		(47,747)	13,210		2,052,925

COSTS AND EXPENSES:
Well construction and completion	359,609	—	—		—	—		359,609
Gas and oil production	48,194	—	—		—	—		48,194
Transmission, gathering and processing	1,165,394	(11,904)	—		(12,468)	—		1,141,022
Well services	10,654	—	—		—	—		10,654
General and administrative	59,091	(4,469)	—		—	—		54,622
Net expense reimbursement - affiliate	951	—	—		—	—		951
Depreciation, depletion and amortization	185,552	(7,176)	—		(6,015)	—		172,361
Goodwill and other asset impairment	698,508	(21,634)	—		(2,304)	—		674,570

Total costs and expenses	2,527,953	(45,183)	—		(20,787)	—		2,461,983

OPERATING (LOSS) INCOME	(378,053)	(17,255)	—		(26,960)	13,210		(409,058)

OTHER INCOME (EXPENSE):
Interest expense	(142,917)	(778)	16,259	(g)	—	4,314	(l)	(125,415)
			(2,267	)(h)	—	(26	)(m)
Gain on early extinguishment of debt	19,867	—	—		—	—		19,867
Other, net	11,368	17	—		—	—		11,385

Total other expense, net	(111,682)	(761)	13,992		—	4,288		(94,163)

(Loss) income before income taxes	(489,735)	(18,016)	13,992		(26,960)	17,498		(503,221)
Income tax benefit (expense)	4,146	—	183	(i)	—	416	(n)	4,745

Net (loss) income	(485,589)	(18,016)	14,175		(26,960)	17,914		(498,476)
Loss attributable to non-controlling interests	479,431	—	3,570	(j)	—	8,429	(o)	491,430

Net (loss) income attributable to common shareholders	$(6,158)	$(18,016)	$17,745		$(26,960)	$26,343		$(7,046)

Net loss attributable to common shareholders per share:
Basic	$(0.15)							$(0.18)

Diluted	$(0.15)							$(0.18)

Weighted average common shares outstanding:
Basic	39,999							39,999

Diluted	39,999							39,999

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

ATLAS AMERICA, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2007

(in thousands, except per unit data)

	Historical	NOARK	NOARK Disposition Adjustments		Appalachia System	Appalachia System Disposition Adjustments		Pro Forma
REVENUE:
Well construction and completion	$321,471	$—	$—		$—	$—		$321,471
Gas and oil production	180,125	—	—		—	—		180,125
Transmission, gathering and processing	823,646	(56,576)	—		(35,309)	11,550	(k)	743,311
Administration and oversight	18,138	—	—		—	—		18,138
Well services	17,592	—	—		—	—		17,592
Loss on mark-to-market derivatives	(153,325)	—	—		—	—		(153,325)

Total revenue	1,207,647	(56,576)	—		(35,309)	11,550		1,127,312

COSTS AND EXPENSES:
Well construction and completion	279,540	—	—		—	—		279,540
Gas and oil production	24,184	—	—		—	—		24,184
Transmission, gathering and processing	635,987	(18,231)	—		(7,082)	—		610,674
Well services	9,062	—	—		—	—		9,062
General and administrative	111,636	(3,969)	—		—	—		107,667
Net expense reimbursement - affiliate	930	—	—		—	—		930
Depreciation, depletion and amortization	107,917	(7,078)	—		(4,655)	—		96,184

Total costs and expenses	1,169,256	(29,278)	—		(11,737)	—		1,128,241

OPERATING (LOSS) INCOME	38,391	(27,298)	—		(23,572)	11,550		(929)

OTHER INCOME (EXPENSE):
Interest expense	(92,611)	(1,065)	22,971	(g)	—	6,848	(l)	(66,150)
			(2,267	)(h)	—	(26	)(m)
Other, net	10,722	—	—		—	—		10,722

Total other expense, net	(81,889)	(1,065)	20,704		—	6,822		(55,428)

(Loss) income before income taxes	(43,498)	(28,363)	20,704		(23,572)	18,372		(56,357)
Income tax benefit (expense)	(14,642)	—	255	(i)	—	172	(n)	(14,215)

Net (loss) income	(58,140)	(28,363)	20,959		(23,572)	18,544		(70,572)
Loss attributable to non-controlling interests	93,476	—	6,788	(j)	—	4,613	(o)	104,877

Net (loss) income attributable to common shareholders	$35,336	$(28,363)	$27,747		$(23,572)	$23,157		$34,305

Net income attributable to common shareholders per share:
Basic	$0.87							$0.84

Diluted	$0.83							$0.81

Weighted average common shares outstanding:
Basic	40,841							40,841

Diluted	42,419							42,419

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

ATLAS AMERICA, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2006

(in thousands, except per unit data)

	Historical	NOARK	NOARK Disposition Adjustments		Appalachia System	Appalachia System Disposition Adjustments		Pro Forma
REVENUE:
Well construction and completion	$198,567	$—	$—		$—	$—		$198,567
Gas and oil production	88,449	—	—		—	—		88,449
Transmission, gathering and processing	435,259	(67,871)	—		(30,271)	10,610	(k)	347,727
Administration and oversight	11,762	—	—		—	—		11,762
Well services	12,953	—	—		—	—		12,953
Gain on mark-to-market derivatives	2,316	—	—		—	—		2,316

Total revenue	749,306	(67,871)	—		(30,271)	10,610		661,774

COSTS AND EXPENSES:
Well construction and completion	172,666	—	—		—	—		172,666
Gas and oil production	8,499	—	—		—	—		8,499
Transmission, gathering and processing	361,045	(45,852)	—		(4,946)	—		310,247
Well services	7,337	—	—		—	—		7,337
General and administrative	46,517	(6,702)	—		—	—		39,815
Net expense reimbursement - affiliate	1,237	—	—		—	—		1,237
Depreciation, depletion and amortization	45,643	(6,234)	—		(3,672)	—		35,737

Total costs and expenses	642,944	(58,788)	—		(8,618)	—		575,538

OPERATING (LOSS) INCOME	106,362	(9,083)	—		(21,653)	10,610		86,236

OTHER INCOME (EXPENSE):
Interest expense	(27,313)	878	21,085	(g)	—	—	(l)	(7,643)
			(2,267	)(h)	—	(26	)(m)
Other, net	8,564	(250)	—		—	—		8,314

Total other expense, net	(18,749)	628	18,818		—	(26)		671

(Loss) income before income taxes and cumulative effect of accounting change	87,613	(8,455)	18,818		(21,653)	10,584		86,907
Income tax benefit (expense)	(27,308)	—	(551	)(i)	—	573	(n)	(27,286)

Net (loss) income before cumulative effect of accounting change	60,305	(8,455)	18,267		(21,653)	11,157		59,621
Cumulative effect of accounting change (net of tax of $2,530)	3,825	—	—		—	—		3,825

Net income (loss)	64,130	(8,455)	18,267		(21,653)	11,157		63,446
Loss attributable to non-controlling interests	(18,283)	—	(8,965	)(j)	—	9,614	(o)	(17,634)

Net (loss) income attributable to common shareholders	$45,847	$(8,455)	$9,302		$(21,653)	$20,771		$45,812

Net income attributable to common shareholders per share:
Net income (loss) before cumulative effect of accounting change - basic	$0.94							$0.95
Cumulative effect of accounting change - basic	0.09							0.08

Net income (loss) attributable to common shareholders per share - basic	$1.03							$1.03

Net income (loss) before cumulative effect of accounting change - diluted	$0.93							$0.93
Cumulative effect of accounting change - diluted	0.08							0.08

Net income (loss) attributable to common shareholders per share - Diluted	$1.01							$1.01

Weighted average common shares outstanding:
Basic	44,363							44,363

Diluted	45,353							45,353

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

ATLAS AMERICA, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(a)	To reflect Atlas Pipeline’s net proceeds of $294.5 million from the May 2009 disposition of NOARK and record an estimated gain on disposition of $53.0 million, which was allocated to retained earnings based upon the Company’s and its subsidiaries’ equity interests in Atlas Pipeline, Atlas Pipeline Holdings, L.P. (“Atlas Pipeline Holdings”), the indirect parent of Atlas Pipeline’s general partner and a subsidiary of the Company, and non-controlling interests, and the adjustment of the Company’s deferred taxes associated with book-to-tax timing differences of the gain at an estimated effective tax rate of 39% and current taxes payable associated with the tax gain at an estimated effective tax rate of 40%, both of which were allocated to retained earnings.
(b)	To reflect the application of Atlas Pipeline’s net proceeds from the disposition of NOARK to reduce borrowings under its senior secured credit facility.
(c)	To reflect the write-off of Atlas Pipeline’s unamortized deferred financing costs in connection with the reduction of its borrowings under its senior secured term loan noted in (b), which was allocated to retained earnings based upon the Company’s and its subsidiaries’ equity interests in Atlas Pipeline, Atlas Pipeline Holdings and non-controlling interests.
(d)	To reflect Atlas Pipeline’s June 2009 contribution of its Appalachia system to Laurel Mountain Midstream, LLC (“Laurel Mountain”), a joint venture, in return for net proceeds of $90.0 million in cash, preferred distribution rights entitling Atlas Pipeline to receive payments under a $25.5 million note, and a 49% ownership interest in Laurel Mountain, with Atlas Pipeline recognizing an estimated gain on disposition of $62.3 million, which was allocated to retained earnings based upon the Company’s and its subsidiaries’ equity interests in Atlas Pipeline, Atlas Pipeline Holdings and non-controlling interests. Atlas Pipeline reflected its 49% ownership interest in Laurel Mountain within investment in joint venture on the Company’s condensed consolidated balance sheet, which includes the $25.5 million note, a $2.2 million working capital contribution to Laurel Mountain, which was withheld by Laurel Mountain from the $90.0 million in cash received from the disposition, and its ownership interest in the other net assets of Laurel Mountain. The Company also recorded adjustments to deferred taxes, associated with book-to-tax timing differences of the gain recognized by Atlas Pipeline at an estimated effective tax rate of 39%, and current taxes payable, associated with the tax gain on the transaction at an estimated effective tax rate of 40%, on the disposition of the Appalachia system, both of which were allocated to retained earnings.
(e)	To reflect the application of Atlas Pipeline’s net proceeds from the disposition of the Appalachia system to reduce borrowings under its senior secured credit facility.
(f)	To reflect the write-off of Atlas Pipeline’s unamortized deferred financing costs in connection with the reduction of its borrowings under its senior secured term loan noted in (e), which was allocated to retained earnings based upon the Company’s and its subsidiaries’ equity interests in Atlas Pipeline, Atlas Pipeline Holdings and non-controlling interests.
(g)

To reflect the adjustment to interest expense to reflect Atlas Pipeline’s repayment of $294.5 million of its senior secured credit facility borrowings from the net proceeds of the sale of NOARK. The weighted average historical interest rates utilized for the interest expense adjustment were 3.2% and 6.5% for the three months ended March 31, 2009 and 2008, respectively, and 5.5%, 7.8% and 8.1% for the twelve months ended December 31, 2008, 2007 and 2006, respectively. For the year ended December 31, 2006, the interest expense adjustment was limited to $21.1 million for the repayment of debt with the net proceeds from the disposition of NOARK, which is the maximum amount of cash interest expense subject to pro forma adjustment.

(h)	To reflect the write-off of unamortized deferred financing costs in connection with Atlas Pipeline’s repayment of $244.5 million of senior secured term loan borrowings, which may not be reborrowed, with a portion of the net proceeds from the disposition of NOARK.
(i)	To reflect the adjustment to the Company’s income tax provision as a result of the adjustments to pretax income consisting of Atlas Pipeline’s disposition of NOARK, the repayment of borrowings under its senior secured credit facility, the write-off of deferred finance costs, and the adjustment of income allocated to the non-controlling interests of Atlas Pipeline and Atlas Pipeline Holdings as a result of the previously mentioned items. Each of the pretax adjustments were tax affected at the Company’s historical effective income tax rate for the respective period.
(j)	To reflect the adjustment of income allocated to Atlas Pipeline’s and Atlas Pipeline Holdings’ non-controlling interests resulting from adjustments consisting of Atlas Pipeline’s disposition of NOARK, the repayment of borrowings under its senior secured term loan and credit facility, and the write-off of deferred finance costs.
(k)	To reflect Atlas Pipeline’s 49% equity interest in the net income of Laurel Mountain, which it received as partial consideration for its disposition of the Appalachia system, based upon the historical statement of operations data for the Appalachia system.
(l)	To reflect the adjustment to interest expense to reflect Atlas Pipeline’s repayment of $87.8 million of its senior secured credit facility borrowings from the net proceeds of the sale of the Appalachia system. The weighted average historical interest rates utilized for the interest expense adjustment were 3.2% and 6.5% for the three months ended March 31, 2009 and 2008, respectively, and 5.5%, 7.8% and 8.1% for the twelve months ended December 31, 2008, 2007 and 2006, respectively. For the year ended December 31, 2006, there was no interest expense adjustment for the repayment of debt with the net proceeds from the disposition of the Appalachia system, as there was no cash interest expense subject to pro forma adjustment subsequent to the pro forma interest expense adjustment associated with the disposition of NOARK.
(m)	To reflect the write-off of unamortized deferred financing costs in connection with Atlas Pipeline’s repayment of $2.8 million of senior secured term loan borrowings, which may not be reborrowed, with the a portion of the net proceeds from the disposition of the Appalachia system.
(n)	To reflect the adjustment to the Company’s income tax provision as a result of the adjustments to pretax income consisting of Atlas Pipeline’s disposition of the Appalachia system, the recognition of its equity interest in the net income of Laurel Mountain, the repayment of borrowings under its senior secured credit facility, the write-off of deferred finance costs, and the adjustment of income allocated to the non-controlling interests of Atlas Pipeline and Atlas Pipeline Holdings as a result of the previously mentioned items. Each of the pretax adjustments were tax affected at the Company’s historical effective income tax rate for the respective period.
(o)	To reflect the adjustment of income allocated to Atlas Pipeline’s and Atlas Pipeline Holdings’ non-controlling interests resulting from adjustments consisting of Atlas Pipeline’s disposition of the Appalachia system, the recognition of its equity interest in the net income of Laurel Mountain, the repayment of borrowings under its senior secured term loan and credit facility, and the write-off of deferred finance costs.